Exhibit 99.1
The J. M. Smucker Company
Unaudited Reportable Segments Supplemental Information
(Recalculated to be Consistent with Fiscal 2011 Methodology)

	Three Months Ended July 31,
	2009	2008
Net sales:
U.S. Retail Coffee Market	$366,229	$—
U.S. Retail Consumer Market	291,002	273,976
U.S. Retail Oils and Baking Market	194,416	198,165
Special Markets	199,879	191,516

Total net sales	$1,051,526	$663,657

Segment profit:
U.S. Retail Coffee Market	$111,167	$—
U.S. Retail Consumer Market	66,123	60,094
U.S. Retail Oils and Baking Market	25,680	26,510
Special Markets	26,694	21,049

Total segment profit	$229,664	$107,653

Interest income	1,371	1,338
Interest expense	(18,951)	(10,744)
Share-based compensation expense	(4,553)	(2,799)
Merger and integration costs	(16,476)	(3,400)
Other restructuring costs	—	(519)
Corporate administrative expense	(39,801)	(28,892)
Other unallocated (expense) income	(20)	810

Income before income taxes	$151,234	$63,447

Segment profit margin:
U.S. Retail Coffee Market	30.4%	n/a
U.S. Retail Consumer Market	22.7%	21.9%
U.S. Retail Oils and Baking Market	13.2%	13.4%
Special Markets	13.4%	11.0%

The J. M. Smucker Company
Unaudited Reportable Segments Supplemental Information
(Recalculated to be Consistent with Fiscal 2011 Methodology)

	Three Months Ended October 31,		Six Months Ended October 31,
	2009	2008	2009	2008
		(Dollars in thousands)
Net sales:
U.S. Retail Coffee Market	$445,102	$—	$811,331	$—
U.S. Retail Consumer Market	290,090	301,701	581,092	575,677
U.S. Retail Oils and Baking Market	303,896	333,287	498,312	531,452
Special Markets	239,657	208,154	439,536	399,670

Total net sales	$1,278,745	$843,142	$2,330,271	$1,506,799

Segment profit:
U.S. Retail Coffee Market	$131,850	$—	$243,017	$—
U.S. Retail Consumer Market	70,512	68,358	136,635	128,452
U.S. Retail Oils and Baking Market	45,398	29,904	71,078	56,414
Special Markets	40,003	25,818	66,697	46,867

Total segment profit	$287,763	$124,080	$517,427	$231,733

Interest income	686	1,901	2,057	3,239
Interest expense	(17,473)	(11,314)	(36,424)	(22,058)
Share-based compensation expense	(5,268)	(3,236)	(9,821)	(6,035)
Merger and integration costs	(8,148)	(6,210)	(24,624)	(9,610)
Other restructuring costs	—	(127)	—	(646)
Corporate administrative expense	(43,141)	(27,736)	(82,942)	(56,628)
Other unallocated income (expense)	583	(133)	563	677

Income before income taxes	$215,002	$77,225	$366,236	$140,672

Segment profit margin:
U.S. Retail Coffee Market	29.6%	n/a	30.0%	n/a
U.S. Retail Consumer Market	24.3%	22.7%	23.5%	22.3%
U.S. Retail Oils and Baking Market	14.9%	9.0%	14.3%	10.6%
Special Markets	16.7%	12.4%	15.2%	11.7%

The J. M. Smucker Company
Unaudited Reportable Segments Supplemental Information
(Recalculated to be Consistent with Fiscal 2011 Methodology)

	Three Months Ended January 31,		Nine Months Ended January 31,
	2010	2009	2010	2009
		(Dollars in thousands)
Net sales:
U.S. Retail Coffee Market	$471,463	$431,997	$1,282,794	$431,997
U.S. Retail Consumer Market	273,837	270,465	854,929	846,142
U.S. Retail Oils and Baking Market	244,175	278,793	742,487	810,245
Special Markets	216,464	201,339	656,000	601,009

Total net sales	$1,205,939	$1,182,594	$3,536,210	$2,689,393

Segment profit:
U.S. Retail Coffee Market	$132,617	$74,859	$375,634	$74,859
U.S. Retail Consumer Market	66,178	62,225	202,813	190,677
U.S. Retail Oils and Baking Market	35,919	45,132	106,997	101,546
Special Markets	30,686	23,158	97,383	70,025

Total segment profit	$265,400	$205,374	$782,827	$437,107

Interest income	310	1,822	2,367	5,061
Interest expense	(14,236)	(21,959)	(50,660)	(44,017)
Share-based compensation expense	(4,631)	(2,928)	(14,452)	(8,963)
Merger and integration costs	(4,672)	(32,809)	(29,296)	(42,419)
Other restructuring costs	—	(257)	—	(903)
Corporate administrative expense	(46,231)	(33,667)	(129,173)	(90,295)
Other unallocated income (expense)	1,221	(1,220)	1,784	(543)

Income before income taxes	$197,161	$114,356	$563,397	$255,028

Segment profit margin:
U.S. Retail Coffee Market	28.1%	17.3%	29.3%	17.3%
U.S. Retail Consumer Market	24.2%	23.0%	23.7%	22.5%
U.S. Retail Oils and Baking Market	14.7%	16.2%	14.4%	12.5%
Special Markets	14.2%	11.5%	14.8%	11.7%

The J. M. Smucker Company
Unaudited Reportable Segments Supplemental Information
(Recalculated to be Consistent with Fiscal 2011 Methodology)

	Three Months Ended April 30,		Year Ended April 30,
	2010	2009	2010	2009
		(Dollars in thousands)
Net sales:
U.S. Retail Coffee Market	$417,664	$423,574	$1,700,458	$855,571
U.S. Retail Consumer Market	270,351	257,122	1,125,280	1,103,264
U.S. Retail Oils and Baking Market	163,232	185,229	905,719	995,474
Special Markets	217,832	202,615	873,832	803,624

Total net sales	$1,069,079	$1,068,540	$4,605,289	$3,757,933

Segment profit:
U.S. Retail Coffee Market	$108,372	$136,254	$484,006	$211,113
U.S. Retail Consumer Market	82,410	58,762	285,223	249,439
U.S. Retail Oils and Baking Market	20,957	15,400	127,954	116,946
Special Markets	37,565	35,003	134,948	105,028

Total segment profit	$249,304	$245,419	$1,032,131	$682,526

Interest income	426	1,932	2,793	6,993
Interest expense	(14,527)	(18,461)	(65,187)	(62,478)
Share-based compensation expense	(6,235)	(5,080)	(20,687)	(14,043)
Merger and integration costs	(4,396)	(30,247)	(33,692)	(72,666)
Cost of products sold — restructuring	(3,870)	—	(3,870)	—
Other restructuring costs	(1,841)	(9,326)	(1,841)	(10,229)
Corporate administrative expense	(51,959)	(43,018)	(181,132)	(133,313)
Other unallocated income (expense)	454	(182)	2,238	(725)

Income before income taxes	$167,356	$141,037	$730,753	$396,065

Segment profit margin:
U.S. Retail Coffee Market	25.9%	32.2%	28.5%	24.7%
U.S. Retail Consumer Market	30.5%	22.9%	25.3%	22.6%
U.S. Retail Oils and Baking Market	12.8%	8.3%	14.1%	11.7%
Special Markets	17.2%	17.3%	15.4%	13.1%